Other operating income/(expenses)	12 Months Ended
Dec. 31, 2019
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Other operating income/(expenses)
7.	Other operating income/(expenses)

Million US dollar	2019	2018 restated	2017 restated
Government grants	280	317	404
License income	30	45	65
Net (additions to)/reversals of provisions	(10)	(11)	(4)
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	172	80	140
Net rental and other operating income	402	374	341
Other operating income/(expenses)	875	805	946
The government grants relate primarily to fiscal incentives given by certain Brazilian states and Chinese provinces, based on the company’s operations and developments in those regions.
In 2019, the company expensed 291m US dollar in research, compared to 276m US dollar in 2018 and 265m US dollar in 2017. The spend focused on product innovations, market research, as well as process optimization and product development.